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                                                                    EXHIBIT 99.1


                CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report on Form 10-Q of Centene Corporation (the Company) for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned, Michael F. Neidorff, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                        /s/ Michael F. Neidorff
                                        ----------------------------------
                                        Michael F. Neidorff
                                        President and Chief Executive Officer
                                        (principal executive officer)

Dated: April 30, 2003

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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-Q of Centene Corporation (the Company) for the period ended March 31, 2003, as filed with the Securities and Exchange Commission of the date hereof (the Report), the undersigned, Karey L. Witty, Senior Vice President, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                       /s/ Karey L. Witty
                                       --------------------------------------
                                       Karey L. Witty
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer
                                       (principal financial and accounting
                                       officer)

Dated: April 30. 2003